EXHIBIT 10.11


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             BIKE & CYCLE TRAK USA, INC.                 Purchase Order #
              2116 SECOND AVENUE SOUTH                      030310-01
            MINNEAPOLIS, MINNESOTA 55404            ----------------------------
                                                        Date: March 7, 2003
              TELEPHONE: 651-646-6886               ----------------------------
                 FAX: 612-874-9793                      Authorized by: JOW
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Issued to: National Scientific Corporation                Ship via: n/a
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                                                        Ship to attn.: n/a
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Telephone Number: (480) 948-8324                       Ship by (date): n/a

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                  Description                                  Price
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Design & Engineering Services                              $ 75,000.00
trakFORCE product, agreements pending
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     Purchase order number must appear on all invoices and correspondence.
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Signed:  /s/ John O. Williams
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        President                                       Date: March 7, 2003
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